Teucrium Agricultural Strategy No K-1 ETF (TILL)
(the “Fund”)
a series of Listed Funds Trust
Supplement dated May 21, 2025 to the
Summary Prospectus, Prospectus (each, a “Prospectus,” and together, the “Prospectuses”), and Statement of Additional Information (“SAI”),
each dated April 30, 2025

THIS SUPPLEMENT CONTAINS IMPORTANT INFORMATION ABOUT CHANGES TO THE FUND’S INVESTMENT POLICIES, EFFECTIVE MAY 19, 2025.
The Board of Trustees (the “Board”) of Listed Funds Trust has approved a change to the Fund’s classification from a “non-diversified” fund to a “diversified” fund for purposes of Section 5(b)(1) of the Investment Company Act of 1940, as amended.
Applicable changes to the Fund’s Prospectuses and SAI are as follows:
Prospectuses
1. The following sentence is deleted from the Fund’s “Principal Investment Strategies” section in each Prospectus.
The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund.
2. The “Non-Diversification Risk” discussion is deleted in its entirety from the Fund’s “Principal Investment Risks” section in each Prospectus. In addition, the “Non-Diversification Risk” discussion in the “ADDITIONAL INFORMATION ABOUT THE FUNDS – Principal Investment Risks” section of the Prospectus no longer applies to the Fund.
SAI
3. The “Non-Diversification” discussion in the “Additional Information About Investment Objectives, Policies, And Related Risks” section of the SAI no longer applies to the Fund. Additionally, the following is added immediately after the “Non-Diversification” discussion in the same section of the SAI:
Diversification
The Agriculture Strategy No K-1 ETF is “diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in fewer issuers.
4. The following Board-approved diversification policy for the Fund is added as the seventh fundamental policy in the “INVESTMENT RESTRICTIONS” section in the SAI:
7.(Agriculture Strategy No K-1 ETF only) With respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.*

Please retain this Supplement with your
Prospectuses and SAI for future reference.